SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): October 6, 2005
                                                        (September 30, 2005)

                              FEDDERS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                   1-8831                   22-2572390
(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
         of Incorporation)                                 Identification No.)

                             505 Martinsville Road
                     Liberty Corner, New Jersey 07938-0813
             (Address of Principal Executive Offices and Zip Code)

                                 (908) 604-8686
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant


On September 30, 2005, Fedders Corporation (the "Company") announced that its engagement of Deloitte & Touche LLP ("Deloitte") as its independent registered public accounting firm had ended. As previously disclosed on the Company's Form 8-K dated April 20, 2005, Deloitte informed the Company on April 14, 2005 that it would not stand for reappointment as the Company's independent registered public accounting firm for the year ending December 31, 2005 or for any of the quarterly reporting periods therein. Deloitte continued to be engaged by the Company after such notification until September 30, 2005 to audit the Company's financial statements as of December 31, 2003 and for the transition period from September 1, 2003 through December 31, 2003, and the financial statements as of and for the year ended December 31, 2004, and to audit management's assessment of the effectiveness of the Company's internal control over financial reporting and the effectiveness of the Company's internal control over financial reporting as of December 31, 2004.

The audit reports of Deloitte, which include two explanatory paragraphs for 2004, on the financial statements and financial statement schedule of the Company as of December 31, 2004 and 2003, for the year ended December 31, 2004, for the transition period from September 1, 2003 through December 31, 2003, and for each of the two fiscal years in the period ended August 31, 2003, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph relating to a change in method of accounting for goodwill and intangible assets discussed in Note 1 to the financial statements. Deloitte disclaimed an opinion on management's process of evaluating the effectiveness of the Company's internal control over financial reporting as of December 31, 2004 and issued an adverse opinion with respect to the operating effectiveness of internal control over financial reporting as of December 31, 2004.

As of December 31, 2004 and 2003, for the year ended December 31, 2004, for the transition period from September 1, 2003 through December 31, 2003, and for each of the two fiscal years in the period ended August 31, 2003, there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement(s) in connection with its report on the consolidated financial statements for such periods.

As of December 31, 2004 and 2003, for the year ended December 31, 2004, for the transition period from September 1, 2003 through December 31, 2003, and for each of the two fiscal years in the period ended August 31, 2003, and the subsequent period from January 1, 2005 through September 30, 2005, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K other than certain material weaknesses relating to the Company's internal control over financial reporting as disclosed in the Company's Annual Report on Form 10-K filed on September 30, 2005. The Company has authorized Deloitte to respond fully to the inquires of the successor independent registered public accounting firm.

The Company is in the process of securing the audit services of new independent registered public accountants for the year ending December 31, 2005 and the quarterly reporting periods therein and will file the required Current Report on Form 8-K concurrent with that event. The appointment of new independent registered public accountants will be placed in the Proxy for ratification by the Company's shareholders at the Company's next Annual Meeting.

The Company provided a copy of the foregoing disclosures to Deloitte prior to the date of the filing of this Current Report on Form 8-K and requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item
4.01. A copy of the letter furnished in response to that request (as required by Item 304(a)(3) of Regulation S-K) dated October 6, 2005, is filed as
Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS.


     (a)  Financial Statements of Businesses Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

Exhibit No.    Description
-----------    -----------

16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated October 6, 2005.


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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FEDDERS CORPORATION

                                      By:  /s/ Kent E. Hansen
                                           ------------------
                                           Name:  Kent E. Hansen
                                           Title: Executive Vice President

Dated:  October 6, 2005


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Exhibit No.    Description
-----------    -----------

16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated October 6, 2005.